UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

Financial Gravity Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34770	20-4057712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Suite R-275, Bee Cave, Texas 78738

(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code: (800) 588-3893

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Paul Williams, a member of the Board of Directors of Financial Gravity Companies, Inc., tendered his resignation as a Board member, and as Vice Chairman, Chief Financial Officer and Treasurer effective July 26, 2021. Mr. Williams will continue to serve the Company for a transition period.

(c) Also effective July 26, 2021, Mr. Todd Oligino, age 50, was appointed as Chief Financial Officer and Treasurer of the Company.

Todd has over 25 years of accounting experience, including 20 years serving in the finance sector. He joins Financial Gravity Companies, Inc. from his former role as Chief Financial Officer of Altriarch Capital Management, LLC, a multi-strategy investment firm focusing on real estate, private equity, and private credit investments.

Todd previously helped to launch and grow Quadrant Structured Investment Advisers, a private investment company focusing on making long-term credit investments utilizing structured credit derivatives. Todd designed, implemented, and oversaw Quadrant’s accounting, reporting, and internal control infrastructure and was instrumental in helping Quadrant’s investors to enjoy returns which significantly outpaced those of most other portfolios with similar risk profiles.

Earlier in Todd’s career he was the manager of a middle office team of financial controllers at UBS which supported various credit trading desks within the investment bank. While at UBS, he also served as a member of a global team tasked with identifying opportunities for systems/process improvements, designing technological solutions, and testing those new systems prior to implementation.

Todd began his career as an auditor with Deloitte after graduating with a Bachelor of Science degree in Accounting from Bentley University. Todd is a Certified Public Accountant in the State of Connecticut.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL GRAVITY COMPANIES, INC.
(Registrant)

August 2, 2021	By: /s/ Scott Winters
Name: Scott Winters
Title: Chief Executive Officer

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